                                                                     EXHIBIT 3.2

                                RESTATED BYLAWS
                                       OF
                         TANDY BRANDS ACCESSORIES, INC.

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                                                                               .
                                                                               .

                                TABLE OF CONTENTS

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ARTICLE I         OFFICES........................................................................    1
      SECTION 1.  REGISTERED OFFICE..............................................................    1
      SECTION 2.  OTHER OFFICES..................................................................    1

ARTICLE II        MEETINGS OF STOCKHOLDERS.......................................................    1
      SECTION 1.  PLACE OF MEETING...............................................................    1
      SECTION 2.  ANNUAL MEETINGS................................................................    1
      SECTION 3.  SPECIAL MEETINGS...............................................................    1
      SECTION 4.  NOTICE.........................................................................    1
      SECTION 5.  QUORUM.........................................................................    1
      SECTION 6.  VOTES..........................................................................    2
      SECTION 7.  LIST OF STOCKHOLDERS...........................................................    2

ARTICLE III       DIRECTORS......................................................................    3
      SECTION 1.  NUMBER.........................................................................    3
      SECTION 2.  TERM OF OFFICE.................................................................    3
      SECTION 3.  CHAIRMAN OF THE BOARD..........................................................    3
      SECTION 4.  VACANCIES......................................................................    3
      SECTION 5.  MEETINGS OF THE BOARD OF DIRECTORS.............................................    3
      SECTION 6.  QUORUM.........................................................................    4
      SECTION 7.  COMPENSATION...................................................................    4
      SECTION 8.  QUALIFICATIONS.................................................................    4

ARTICLE IV        EXECUTIVE COMMITTEE AND OTHER COMMITTEES.......................................    4
      SECTION 1.  EXECUTIVE COMMITTEE............................................................    4
      SECTION 2.  PROCEDURE......................................................................    4
      SECTION 3.  POWERS.........................................................................    4
      SECTION 4.  MINUTES........................................................................    4
      SECTION 5.  OTHER COMMITTEES...............................................................    5

ARTICLE V         OFFICERS.......................................................................    5
      SECTION 1.  OFFICERS.......................................................................    5
      SECTION 2.  VACANCIES......................................................................    5
      SECTION 3.  PRESIDENT......................................................................    5
      SECTION 4.  VICE PRESIDENTS................................................................    5
      SECTION 5.  TREASURER......................................................................    5
      SECTION 6.  ASSISTANT TREASURERS...........................................................    6
      SECTION 7.  SECRETARY......................................................................    6
      SECTION 8.  ASSISTANT SECRETARIES..........................................................    6
      SECTION 9.  SUBORDINATE OFFICERS...........................................................    6
      SECTION 10. COMPENSATION...................................................................    6
      SECTION 11. REMOVAL........................................................................    6
      SECTION 12. BONDS..........................................................................    6

ARTICLE VI        CERTIFICATES OF STOCK..........................................................    7

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

                               TABLE OF CONTENTS

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      SECTION 1. FORM AND EXECUTION OF CERTIFICATES.............................................    7
      SECTION 2. TRANSFER OF SHARES.............................................................    7
      SECTION 3. CLOSING OF TRANSFER BOOKS AND RECORD DATES.....................................    7
      SECTION 4. LOST OR DESTROYED CERTIFICATES.................................................    8

ARTICLE VII      CORPORATE SIGNATURES...........................................................    8
      SECTION 1. EXECUTION OF NEGOTIABLE INSTRUMENTS............................................    8
      SECTION 2. EXECUTION OF AGREEMENTS........................................................    8
      SECTION 3. EXECUTION OF PROXIES...........................................................    9

ARTICLE VIII     WAIVERS AND CONSENTS...........................................................    9
      SECTION 1. WAIVERS........................................................................    9
      SECTION 2. CONSENTS.......................................................................    9

ARTICLE IX       DIVIDENDS AND RESERVE FUNDS....................................................    9
      SECTION 1. DIVIDENDS......................................................................    9
      SECTION 2. RESERVE FUNDS..................................................................    9

ARTICLE X        INSPECTION OF BOOKS............................................................    9

ARTICLE XI       FISCAL YEAR....................................................................   10

ARTICLE XII      SEAL...........................................................................   10

ARTICLE XIII     INDEMNIFICATION OF DIRECTORS AND OFFICERS......................................   10

ARTICLE XIV      AMENDMENTS.....................................................................   10
      SECTION 1. BY STOCKHOLDERS................................................................   10
      SECTION 2. BY DIRECTORS...................................................................   10

                         TANDY BRANDS ACCESSORIES, INC.
                                 RESTATED BYLAWS

                                    ARTICLE I
                                     OFFICES

      SECTION 1. Registered Office. The registered office of the Corporation in the State of Delaware shall be located in the City of Dover, County of Kent, State of Delaware, and the name of the resident agent in charge thereof shall be The Prentice-Hall Corporation System, Inc.

      SECTION 2. Other Offices. The principal office of the Corporation and such other offices as may be deemed appropriate shall be at such place or places as the Board of Directors may from time to time appoint or the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

      SECTION 1. Place of Meeting. All meetings of the stockholders for the election of directors shall be held at such place within or without the State of Delaware as the Board of Directors may designate, provided that notice shall be given to the stockholders entitled to vote at such meeting of the place so fixed at least ten (10) days prior to the day of the meeting. Meetings of stockholders for any other purpose may be held at such place and time as shall be stated in the notice of the meeting.

      SECTION 2. Annual Meetings. The first annual meeting of stockholders shall be held on the Wednesday preceding the second Thursday of November of each year commencing in 1991, if not a legal holiday, and if a legal holiday then on the next business day following, commencing at such time as the Board of Directors of the Corporation shall determine, at which meeting the stockholders shall elect directors by a plurality vote, and shall transact such other business as may properly be brought before such meeting.

      SECTION 3. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or the Certificate of Incorporation, may be called only by the board of directors by resolution adopted by a vote of the majority.

      SECTION 4. Notice. Written or printed notice of every meeting of stockholders, annual or special, stating the time and place thereof, and, if a special meeting, the purpose or purposes in general terms for which the meeting is called, shall be served upon or mailed to each stockholder entitled to vote at such meeting not less than ten (10) days prior to the day of such meeting, at his address as it appears upon the books of the Corporation, or, if such stockholder shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, then to the address designated in such request.

      SECTION 5. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation of the Corporation, the presence in person or by proxy at any meeting of stockholders of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote thereat shall be requisite and shall constitute a quorum. If, however, such majority shall not be represented at any meeting of the stockholders regularly called, the holders of a majority of the shares present in person or by proxy and entitled to vote thereat shall have power to adjourn the meeting to another time, or to another time and place, without notice other than announcement of adjournment at the meeting, and there may be successive adjournments for like cause and in like manner until the requisite amount of shares entitled to vote at such meeting shall be represented. At such adjourned meeting at which the requisite amount of shares entitled to vote thereat shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified.

      SECTION 6. Votes. Except as otherwise provided in the Certificate of Incorporation of the Corporation, each stockholder shall, at each meeting of stockholders, be entitled to one vote for each share of Common Stock entitled to vote and the vote, if any, which was fixed pursuant to the Certificate of Incorporation for each share of Preferred Stock which is registered in the stockholder's name on the books of the Corporation on the date on which the transfer books were closed, if closed, or on the date set by the Board of Directors for the determination of stockholders entitled to vote at such meeting. At each such meeting every stockholder shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to the meeting in question, unless said instrument provides for a longer period during which it is to remain in force.

      At all meetings of the stockholders, a quorum being present, all matters shall be decided by a majority vote of the shares of stock entitled to vote held by stockholders present in person or by proxy, except as otherwise required by the Certificate of Incorporation or the laws of the State of Delaware. Unless so directed by the chairman of the meeting, or required by the laws of the State of Delaware, the vote thereat on any question need not be by ballot.

      On a vote by ballot, each ballot shall be signed by the stockholder voting, or in his name by his proxy, if there be such proxy, and shall state the number of shares voted by him and the number of votes to which each share is entitled. On a vote by ballot, the chairman shall appoint two inspectors of election, who shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of their ability and who shall take charge of the polls and after the balloting shall make a certificate of the result of the vote taken; but no director or candidate for the office of director shall be appointed as such inspector.

      SECTION 7. List of Stockholders. At least ten (10) days before every election of directors, a complete list of stockholders entitled to vote at such election, arranged in alphabetical order, with the residence of each and the number of voting shares held by each shall be prepared by the Secretary. Such list shall be open at the principal offices of the Corporation or at the place where the election is to be held, for said ten (10) days, to the examination of any stockholder entitled to vote at that election and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

                                  ARTICLE III
                                   DIRECTORS

      SECTION 1. Number. The business and property of the Corporation shall be conducted and managed by a Board consisting of such number of directors, but not less than three (3) nor more than nine (9), as may be fixed from time to time by resolution adopted by the Board. Directors need not be stockholders.

      SECTION 2. Term of Office. The directors shall be divided into three classes, Class I, Class II and Class III. The number of directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of directors by three, and if a fraction is also contained in such quotient then if such fraction is one-third (1/3), the extra director shall be a member of Class III, and if the fraction is two-thirds (2/3) one of the extra directors shall be a member of Class III and the other a member of Class II. Once the initial Board of Directors is divided into classes, Class I directors shall serve for a term expiring at the annual meeting of stockholders to be held in 1991, Class II directors shall serve for a term expiring at the annual meeting of stockholders to be held in 1992 and Class III directors shall serve for a term expiring at the annual meeting of stockholders to be held in 1993. Each director shall serve until his or her successor is elected and qualified. At each annual meeting of stockholders commencing with the annual meeting of stockholders to be held in 1991, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

      SECTION 3. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors.

      SECTION 4. Vacancies. Except as otherwise provided in the Certificate of Incorporation, in the case of any increase in the number of directors, or in the case of any vacancy in the Board of Directors resulting from the death, resignation, removal or such other cause, such newly created directorship or vacancy shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as herein provided in the filling of other vacancies.

      Any director elected in accordance with this Section 4 shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and shall serve until such director's successor shall have been elected and qualified.

      SECTION 5. Meetings of the Board of Directors. Meetings of the Board of Directors shall be held at such place within or without the State of Delaware as may from time to time be fixed by resolution of the Board of Directors or by the Chairman of the Board, or by the President or as may be specified in the notice or waiver of notice of any meeting. Meetings may be held at any time upon the call of the Chairman of the Board, the President or the Secretary or any two (2) of the directors then in office by oral, telegraphic, or written notice, duly served or sent or mailed to each director not less than one (1) day before such meeting. Meetings may be held at any time and place without notice if all the directors are present, or if those not present shall in writing or by telegram or cable waive notice thereof. A regular meeting of the Board of Directors may be held without notice immediately following the annual meeting of stockholders at the place where such annual meeting is held. Regular meetings of the Board may also be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors.

      SECTION 6. Quorum. One-third, but not less than two (2), of the directors shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than announcement of the adjournment at the meeting, and at such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally notified.

      SECTION 7. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, a fixed sum for attendance at each meeting of the Board of Directors and/or a stated fee as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore. Members of the Executive Committee and/or of other committees may be allowed like compensation and reimbursement of expenses for attending committee meetings.

      SECTION 8. Qualifications. No director may serve past the annual meeting following his or her 70th birthday.

                                   ARTICLE IV
                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

      SECTION 1. Executive Committee. The Board of Directors may, by resolution passed by a majority of the whole Board, appoint an Executive Committee of two
(2) or more members, to serve during the pleasure of the Board of Directors, to consist of such directors as the Board of Directors may from time to time designate. The Chairman of the Executive Committee shall be designated by the Board of Directors.

      SECTION 2. Procedure. The Executive Committee, by a vote of a majority of its members, shall fix its own times and places of meeting, shall determine the number of its members constituting a quorum for the transaction of business, and shall prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

      SECTION 3. Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise all the powers of the Board of Directors in the management and direction of the business and affairs of the Corporation, to the extent permitted by law.

      SECTION 4. Minutes. The Executive Committee shall keep regular minutes of its proceedings and all action by the Executive Committee shall be reported to the Board of

Directors at its next meeting. Such action shall be subject to review by the Board of Directors, provided that no rights of third parties shall be affected by such review.

      SECTION 5. Other Committees. From time to time the Board of Directors, by the affirmative vote of a majority of the whole Board of Directors, may appoint other committees for any purpose or purposes, and such committees shall have such powers as shall be conferred by the resolution of appointment, and as shall be permitted by law.

                                    ARTICLE V
                                    OFFICERS

      SECTION 1. Officers. The Board of Directors shall elect, as officers, a President, one or more Vice Presidents (the number thereof to be determined by the Board of Directors), a Treasurer and a Secretary, and in their discretion one or more Assistant Secretaries, and Assistant Treasurers. Such officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders, and each shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been duly elected and qualified, or until he shall have died or resigned or shall have been removed in the manner provided herein. The powers and duties of two or more offices may be exercised and performed by the same person, except the offices of President and Secretary.

      SECTION 2. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

      SECTION 3. President. The President shall be the chief executive officer of the Corporation. Subject to the direction of the Board of Directors, he shall have and exercise direct charge of and general supervision over the business and affairs of the Corporation and shall perform such other duties as may be assigned to him from time to time by the Board of Directors.

      SECTION 4. Vice Presidents. The Vice Presidents shall, in the order of their seniority or in such order as may be specified by the Board of Directors, have and perform all the powers and duties of the President, in his absence or disability, and shall in addition have and exercise such powers and shall perform such duties as from time to time may be conferred upon or assigned to them by the Board of Directors or as may be delegated to them by the Chairman of the Board or the President.

      SECTION 5. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositaries as shall, from time to time, be selected by the Board of Directors; he may endorse for collection on behalf of the Corporation, checks, notes and other obligations; he may sign receipts and vouchers for payments made to the Corporation; singly or jointly with another person as the Board of Directors may authorize, he may sign checks of the Corporation and pay out and dispose of the proceeds under the direction of the Board of Directors; he shall cause to be kept correct books of account of all the business and transactions of the Corporation, shall see that adequate audits thereof are currently and regularly made, and shall examine and certify the accounts of the Corporation; he shall render to the Board of Directors, the Executive Committee, the Chairman of the Board or to the President, whenever requested, an account of the financial condition of the Corporation; he may sign with the President or a Vice President, certificates of stock of the Corporation; and, in general, shall perform all the duties incident to the office of a treasurer of a corporation, and such other duties as from time to time may be assigned to him by the Board of Directors.

      SECTION 6. Assistant Treasurers. The Assistant Treasurers in order of their seniority shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the President or the Board of Directors shall prescribe.

      SECTION 7. Secretary. The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors in books provided for the purpose; he shall see that all notices are duly given in accordance with the provisions of law, the Certificate of Incorporation, and these Bylaws; he shall be custodian of the records and of the corporate seal or seals of the Corporation; he shall see that the corporate seal is affixed to all documents, the execution of which, on behalf of the Corporation, under its seal, is duly authorized and when the seal is so affixed he may attest the same; he may sign, with the President or a Vice President, certificates of stock of the Corporation; and, in general, he shall perform all duties incident to the office of a secretary of a corporation, and such other duties as from time to time may be assigned to him by the Board of Directors.

      SECTION 8. Assistant Secretaries. The Assistant Secretaries in order of their seniority shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the President or the Board of Directors shall prescribe.

      SECTION 9. Subordinate Officers. The Board of Directors may appoint such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof.

      SECTION 10. Compensation. The Board of Directors shall have the power to fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

      SECTION 11. Removal. Any officer of the Corporation may be removed, with or without cause, by a majority vote of the Board of Directors at a meeting called for that purpose.

      SECTION 12. Bonds. The Board of Directors may require any officer of the Corporation to give a bond to the Corporation, conditional upon the faithful performance of his duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

                                   ARTICLE VI
                              CERTIFICATES OF STOCK

      SECTION 1. Form and Execution of Certificates. The interest of each stockholder of the Corporation shall be evidenced by a certificate or certificates for shares of stock in such form as may be prescribed from time to time by law and by the Board of Directors. The certificates of stock of each class and series now authorized or which may hereafter be authorized by the Certificate of Incorporation shall be consecutively numbered and signed by either the President or a Vice President together either with the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation, and may be countersigned and registered in such manner as the Board of Directors may prescribe, and shall bear the corporate seal or a printed or engraved facsimile thereof. Where any such certificate is signed by a transfer agent or transfer clerk and by a registrar, the signatures of any such President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary upon such certificate may be facsimiles engraved or printed. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been placed upon, such certificate or certificates shall have ceased to be such, whether because of death, resignation or otherwise, before such certificate or certificates shall have been issued and delivered, such certificate or certificates may nevertheless be issued and delivered with the same effect as if such officer or officers had not ceased to be such at the date of its issue and delivery.

      SECTION 2. Transfer of Shares. The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

      SECTION 3. Closing of Transfer Books and Record Dates. The Board of Directors may in its discretion prescribe, in advance, a record date not exceeding sixty (60) nor less than ten (10) days prior to the date of any meeting of the stockholders or prior to the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose without a meeting, during which no transfer of stock on the books of the Corporation may be made; or in lieu of prohibiting the transfer of stock, may fix, in advance, a record date not more then sixty (60) nor less than ten (10) days prior to the date of any meeting of stockholders or prior to the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose without a meeting, as the time as of which stockholders entitled to notice of and to vote at such a meeting or whose consent or dissent is required or may be expressed for any purpose, as the case may be, shall be determined; and all persons who were holders of record of voting stock at such time and no others shall be entitled to notice of and to vote at such meeting or to express their consent or dissent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any record date fixed as aforesaid. The Board of Directors may also, in its discretion, fix in advance a date not exceeding sixty (60) days preceding the date fixed for the payment of any dividend or the making of any distribution, or for the delivery of evidence of rights, or evidences of interests arising out of any issuance, change, conversion or exchange of capital stock, as a record date for the determination of the stockholders entitled to receive or participate in any such dividend, distribution, rights or interests, notwithstanding any transfer of any stock on the books of the Corporation after any record date fixed as aforesaid, or, at its option, in lieu of so fixing a record date, may prescribe in advance a period not exceeding sixty (60) days prior to the date for such payment, distribution or delivery during which no transfer of stock on the books of the Corporation may be made.

      SECTION 4. Lost or Destroyed Certificates. In case of the loss or destruction of any outstanding certificate of stock, a new certificate may be issued upon the following conditions:

      The owner of said certificate shall file with the Secretary of the Corporation an affidavit giving the facts in relation to the ownership, and in relation to the loss or destruction of said certificate, stating its number and the number of shares represented thereby; such affidavit to be in such form and contain such statements as shall satisfy the President and Secretary that said certificate has been accidentally destroyed or lost, and that a new certificate ought to be issued in lieu thereof. Upon being so notified, the President and Secretary shall require such owner to file with the Secretary a bond in such penal sum and in such form as they may deem advisable, and with a surety or sureties approved by them, to indemnify and save harmless the Corporation from any claim, loss, damage or liability which may be occasioned by the issuance of a new certificate in lieu thereof. Upon such bond being-so filed, a new certificate for the same number of shares shall be issued to the owner of the certificate so lost or destroyed; and the transfer agent and registrar of stock, if any, shall countersign and register such new certificate upon receipt of a written order signed by the said President and Secretary, and thereupon the Corporation will save harmless said transfer agent and registrar in the premises. Any Vice President may act hereunder in the stead of the President, and an Assistant Secretary in the stead of the Secretary. In case of the surrender of the original certificate, in lieu of which a new certificate has been issued, or the surrender of such new certificate, for cancellation, the bond of indemnity given as a condition of the issue of such new certificate may be surrendered. A new certificate may be issued without requiring any bond when in the judgment of the Board of Directors it is proper to do so.

                                   ARTICLE VII
                              CORPORATE SIGNATURES

      SECTION 1. Execution of Negotiable Instruments. All checks and drafts on the Corporation's bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers, agent or agents, as shall be thereunto authorized from time to time by the Board of Directors.

      SECTION 2. Execution of Agreements. All contracts, agreements, endorsements, assignments, transfers, stock powers, or other instruments (except as provided in Sections 1 and 3 of this Article VII) shall be signed by the President or any Vice President and by the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer, or by such other officer or officers, agent or agents, as shall be thereunto authorized from time to time.

      SECTION 3. Execution of Proxies. The President or a Vice President of the Corporation may authorize from time to time the signature and issuance of proxies to vote upon shares of stock of other companies standing in the name of the Corporation. All such proxies shall be signed in the name of the Corporation by the President or a Vice President and by the Secretary or an Assistant Secretary.

                                  ARTICLE VIII
                              WAIVERS AND CONSENTS.

      SECTION 1. Waivers. Whenever under the provisions of any law or under the provisions of the Certificate of Incorporation of the Corporation or these Bylaws, the Corporation, or the Board of Directors or any committee thereof, is authorized to take any action after notice to stockholders or the directors or the members of such committee, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time if, at any time before or after such action be completed, such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken, or, in the case of a stockholder, by his attorney thereunto authorized.

      SECTION 2. Consents. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the Board of Directors or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or of such committee.

                                   ARTICLE IX
                           DIVIDENDS AND RESERVE FUNDS

      SECTION 1. Dividends. Except as otherwise provided by law or by the Certificate of Incorporation, the Board of Directors may declare dividends out of the surplus of the Corporation at such times and in such amounts as it may from time to time designate.

      SECTION 2. Reserve Funds. Before crediting net profits to the surplus in any year, there may be set aside out of the net profits of the Corporation for that year such sum or sums as the Board of Directors from time to time in its absolute discretion may deem proper as a reserve fund or funds to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall deem conducive to the interests of the Corporation.

                                   ARTICLE X
                               INSPECTION OF BOOKS

      The Board of Directors shall determine from time to time whether, and if allowed when and under what conditions and regulations, the accounts and books of the Corporation (except such as may by statute be specifically open to inspection) or any of them shall be open to the inspection of the stockholders; and the stockholders' rights in this respect are and shall be restricted and limited accordingly.

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

                                   ARTICLE XI
                                   FISCAL YEAR

      The fiscal year of the Corporation shall end on the thirtieth day of June of each year unless another date shall be fixed by resolution of the Board of Directors. After such date is fixed it may be changed for future fiscal years at any time or from time to time by further resolution of the Board of Directors.

                                  ARTICLE XII
                                      SEAL

      The corporate seal shall be circular in form and shall contain the name of the Corporation, the State of incorporation, and the words "Corporate Seal."

                                  ARTICLE XIII
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Each director and officer, whether or not then in office (and his heirs and administrators), shall be reimbursed by the Corporation to the full extent permitted by Section 145 of the General Corporation Law of the State of Delaware for all reasonable expenses incurred by, imposed upon him in connection with, or resulting from any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation or any of its subsidiaries, or of any other corporation at the request of the Corporation. The Corporation may also make such reimbursement in the event of a settlement of any such action, suit or proceeding prior to final adjudication when such settlement appears to be in the interest of the Corporation. The foregoing right of reimbursement shall not be exclusive of other rights to which such director or officer may be entitled as a matter of law.

                                   ARTICLE XIV
                                   AMENDMENTS

      SECTION 1. By Stockholders. Except as otherwise provided in the Certificate of Incorporation of the Corporation, these Bylaws may be amended by the affirmative vote of the holders of 66 2/3% or more of the combined voting power of the outstanding voting stock, voting together as a single class and cast at any annual or special meeting of the stockholders if notice of the proposed amendment shall have been contained in the notice of the meeting.

      SECTION 2. By Directors. Except as otherwise specifically provided herein, these Bylaws may be amended by the affirmative vote of a majority of the Board of Directors, at any regular or special meeting thereof, if notice of the proposed amendment shall have been contained in the notice of such meeting. If any Bylaw regulating an impending election of directors is adopted or amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors the Bylaw so adopted or amended or repealed together with a concise statement of the changes made.

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